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                                                                   EXHIBIT 10.11

                                     1998
                          INCENTIVE COMPENSATION PLAN




Purpose
-------

This plan is designed to reward key members of DM Management for their contribution toward the attainment of the company's financial goals in 1998.


Participation
-------------

This plan is restricted to key management personnel whose decisions have a measurable impact on the financial goals of the company. Participation in the plan and assignment of bonus percentages is made either by the Compensation Committee of the Board of Directors in the case of executive officers or by the
President of the company in the case of everyone else.   The Compensation
Committee and the President may also award additional bonuses at their discretion.


Eligibility to Receive Bonus Payment
------------------------------------

Bonus plan participants will be eligible to receive their bonus payment if the company meets or exceeds its planned earnings goals for the performance period. The planned earnings goal is defined as operating income (i.e. earnings before interest and taxes) as set forth in the company's financial plan.


Calculation of Bonus Payment
----------------------------

To determine the amount of bonus to be paid to an individual, simply multiply the individuals bonus percentage by the individuals base salary earnings for the performance period.


Performance Period
------------------

This plan pertains to the fiscal year ending December 26, 1998. For measurement purposes the fiscal year will be divided into two seasonal performance periods:
        .  spring  December 28, 1997 to June 27, 1998
        .  fall  June 28, 1998 to December 26, 1998


Payments
--------

Bonus payments will be made as soon as possible after the close of the performance period (i.e. season).
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Page 2
1998 Incentive Compensation Plan



Example
-------

Assume:  Base annual salary of $50,000 and a bonus percentage of 10%

Case 1:  The company meets the financial plan for both seasons:

                    Base Salary          Bonus %         Bonus
                    -----------          -------         ------
     Spring             $25,000             10%          $2,500
     Fall               $25,000             10%          $2,500
                        -------                          ------

     Fiscal 1998        $50,000                          $5,000
                        -------                          ------

Case 2: The company meets the spring financial plan but not the fall financial plan:

                    Base Salary          Bonus %         Bonus
                    -----------          -------         ------
     Spring             $25,000             10%          $2,500
     Fall               $25,000             --               --
                        -------                          ------

     Fiscal 1998        $50,000                          $2,500
                        -------                          ------